DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     Emerging markets continued to experience sharp losses for the second quarter. The average emerging market fund declined 19.7% for the latest quarter and is down 15.6% through the first half, according to Lipper Analytical Services, Inc. The Lexington Worldwide Emerging Markets Fund, Inc., has fared better although returns are still negative. Through the first six months the Fund has returned -15.5%* while falling 15.9%* during the second quarter. The unmanaged Morgan Stanley Emerging Markets Free Index has suffered most with a second quarter return of -23.6%** and a first half decline of 18.9%**.

     The Fund's outperformance can be attributed to large weightings in Greece and Israel, while maintaining relatively small weightings in Asia, Russia, South Africa and Brazil. Greek equities gained 17.8% during the latest quarter outperforming all emerging market indices. Stocks in Greece have benefited from the government's drive to prepare Greece for European Monetary Union by 2001. Asia continued to be represented by some of the worst performing markets, during the second quarter Indonesia fell 53%, Thailand 51%, and Malaysia 46%. Concerns over potential devaluation pushed Russian equities to a decline of 53%.

     The economic environment for most emerging markets remains negative. Several Asian economies will experience double digit declines in GDP. Inflation is surging due to dramatic declines in local currencies. Unemployment is rising sharply while consumer demand has collapsed. The risk of social unrest as we have seen in Indonesia, remains high. As a consequence of Asian troubles commodity prices have fallen sharply, which in turn has damaged commodity-producing economies of Latin America, Russia, and South Africa. Investors are demanding high interest rates to compensate for the heightened risk levels.

     Unfortunately, there is no one magic cure for these difficult problems. However, share prices have already reflected quite a bit of bad news. Positive movement toward solving Asia's problems could result in strong share gains. The focus has recently shifted to Japan. Japan is mired in deep recession while still not aggressively addressing its structural problems. Asia needs a strong Japan to help revive the region. The Japanese government has announced plans to clean up the financial system. Fixing the banking problem will prove difficult and time consuming. Investors have been disappointed before by Japanese policy so the focus will be on action not words. China must also avoid devaluation, which would unsettle the region. For now it appears a devaluation can be avoided in the near future, however, pressure is building as Chinese exports continue to suffer. Governments must also become more investor friendly to attract the capital which is desperately needed. The problems are too complex to fully address here, but it is clear that growth in emerging market economies will decline. A sharp economic recovery is not expected as the problems are too deep. Economic activity is likely to remain depressed for several years.

     The Fund will continue to follow a defensive posture. Greek equities continue to offer excellent long-term opportunity as inflation and interest rates fall. Since joining the European exchange rate mechanism in March, Greek equities have gained greater correlation with developed markets and as such have performed well. Opportunities do exist even in regions suffering sharp economic downturns. Many stocks can be bought at very depressed price levels and with a long-term investment horizon the potential for superior returns is there. The focus continues to be on stock selection of financially healthy companies that can ride through these trying times.

                             Sincerely,


           [GRAPHIC OMITTED]        [GRAPHIC OMITTED]
           Richard T. Saler         Robert M. DeMichele
           Portfolio Manager        President
           August, 1998             August, 1998

 * -34.45%, -0.64% and 3.91% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

** All country and regional  returns are from the  corresponding  Morgan Stanley
   Capital International Indices. Returns are dollar based with all dividends reinvested.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)


 Number of                                                                                Value
  Shares                                      Security                                   (Note 1)
---------------------------------------------------------------------------------------------------
               COMMON STOCKS: 85.8%
               ARGENTINA: 2.3%
   460,506     Perez Companc S.A. ...................................................   $2,312,018
                                                                                        ----------
               BRAZIL: 10.0%
 4,530,000     Cia Tecidos Norte De Mina (Preferred shares)  ........................      636,452
    58,600     Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)  ......    1,325,825
 6,790,000     Empresa Nacional de Comercio Redito  .................................       17,025
 4,710,000     Light - Servicos de Electricidade S.A.  ..............................    1,445,651
 6,024,000     Petroleo Brasileiro S.A. (Preferred shares)   ........................    1,119,793
   164,000     Souza Cruz S.A. ......................................................    1,219,429
 7,940,000     Telecomunicacoes de Sao Paulo S.A.   .................................    1,867,255
   373,162     Telecomunicacoes de Sao Paulo S.A. Rights (Preferred shares)2   ......        5,969
12,280,000     Telecomunicacoes do Rio de Janeiro S.A. (Preferred shares)   .........      923,702
12,280,000     Telerj Celular S.A. "B" (Preferred shares)2   ........................      730,361
 7,940,000     Telesp Celular S.A. "B" (Preferred shares)2   ........................      659,031
                                                                                        ----------
                                                                                         9,950,493
                                                                                        ----------
               CHILE: 3.4%
    90,200     Banco Santander (ADR) ................................................    1,161,325
    77,700     Vina Concha y Toro S.A. (ADR)  .......................................    2,214,450
                                                                                        ----------
                                                                                         3,375,775
                                                                                        ----------
               COLOMBIA: 1.0%
    56,600     Banco Ganadero S.A. (ADR)   ..........................................      997,575
                                                                                        ----------
               CZECH REPUBLIC: 1.2%
    84,100     SPT Telekom AS2 ......................................................    1,162,239
                                                                                        ----------
               GREECE: 15.2%
    35,000     Alpha Credit Bank  ...................................................    2,837,107
   192,120     Delta Dairy S.A. (Preferred shares)  .................................    2,216,186
    36,200     Ergo Bank S.A.  ......................................................    3,093,798
   204,677     Hellenic Tellecommunication Organization S.A. ........................    5,246,755
   332,640     Michaniki S.A.  ......................................................    1,749,125
                                                                                        ----------
                                                                                        15,142,971
                                                                                        ----------
               HONG KONG: 3.0%
   620,000     China Telecom (Hong Kong), Ltd.2  ....................................    1,076,198
 3,396,000     JCG Holdings, Ltd. ...................................................      942,289
10,100,000     Moulin International Holding, Ltd.   .................................    1,003,668
 1,201,666     Moulin International Holding, Ltd. Warrants2  ........................        8,995
                                                                                        ----------
                                                                                         3,031,150
                                                                                        ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


Number of                                                                         Value
 Shares                                  Security                                (Note 1)
-------------------------------------------------------------------------------------------
              HUNGARY: 2.0%
   55,600     Zalakeramia Rt.   .............................................   $1,974,641
                                                                                ----------
              INDIA: 4.7%
   93,400     Hindalco Industries, Ltd.  ....................................    1,471,256
  253,200     Hindustan Petroleum Corporation, Ltd.2 ........................    2,333,324
   81,900     Videsh Sanchar Nigam, Ltd. (GDR)1,2 ...........................      876,330
                                                                                ----------
                                                                                 4,680,910
                                                                                ----------
              INDONESIA: 0.7%
1,500,000     PT Timah Tbk   ................................................      671,451
                                                                                ----------
              ISRAEL: 5.0%
  907,000     Bank Hapoalim, Ltd.  ..........................................    2,742,613
   63,700     Teva Pharmaceutical Industries, Ltd. (ADR)   ..................    2,241,444
                                                                                ----------
                                                                                 4,984,057
                                                                                ----------
              MALAYSIA: 4.5%
  470,000     Austral Enterprises Bhd .......................................      396,625
  428,000     Berjaya Sports Toto Bhd .......................................      634,648
1,648,000     Hap Seng Consolidated Bhd  ....................................      874,166
  631,000     Highlands and Lowlands Bhd ....................................      445,770
  813,000     Kuala Lumpur Kepong Bhd .......................................    1,313,346
2,236,000     Magnum Corporation Bhd  .......................................      830,245
                                                                                ----------
                                                                                 4,494,800
                                                                                ----------
              MEXICO: 7.5%
  220,000     Cemex S.A. de C.V. "B"  .......................................      969,504
    6,600     Cemex S.A. de C.V. CPO  .......................................       24,752
  193,000     Corporacion GEO, S.A. de C.V. "B"2  ...........................    1,073,889
  476,740     Corporacion Interamericana de Entretenimiento S.A. "B"2  ......    1,326,336
   63,565     Corporacion Interamericana de Entretenimiento S.A. "L"2  ......      148,549
   61,300     Grupo Casa Autrey, S.A. de C.V. (ADR)  ........................      398,450
  453,000     Grupo Financiero Banamex Accival, S.A. de C.V.2 ...............      882,202
1,894,000     Grupo Financiero Bancomer, S.A. de C.V.   .....................      706,084
1,765,900     Grupo Industrial Maseco S.A. de C.V.   ........................    1,285,215
  189,000     Grupo Industrial Saltillo, S.A. de C.V. "B"  ..................      630,979
                                                                                ----------
                                                                                 7,445,960
                                                                                ----------
              PANAMA: 0.9%
   29,200     Banco Latinoamericano de Exportaciones, S.A. (ADR) ............      897,900
                                                                                ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


 Number of                                                                  Value
  Shares                               Security                            (Note 1)
-------------------------------------------------------------------------------------
                PHILIPPINES: 4.9%
   3,148,300    Ayala Corporation  ....................................    $  811,610
  16,347,000    C & P Homes, Inc.  ....................................       823,228
  16,210,000    Filinvest Land, Inc.  .................................       684,162
   7,778,750    Fortune Cement Corporation  ...........................       410,389
   4,321,637    International Container Terminal Service, Inc.2  ......       492,272
   3,180,000    Ionics Circuit, Inc.  .................................     1,010,429
   6,193,000    Universal Robina Corporation   ........................       631,180
                                                                           ----------
                                                                            4,863,270
                                                                           ----------
                POLAND: 1.6%
     127,880    Elektrim Towarzystwo Handlowe S.A.   ..................     1,558,607
                                                                           ----------
                PORTUGAL: 3.7%
      49,300    Espirito Santo Financial Group (ADR) ..................     1,201,687
      47,300    Portugal Telecom S.A. .................................     2,506,858
                                                                           ----------
                                                                            3,708,545
                                                                           ----------
                RUSSIA: 2.6%
     131,100    Lukoil Holdings of Russia   ...........................     1,097,307
     409,300    Rostelecom2  ..........................................       931,158
   4,235,000    Unified Energy Systems   ..............................       554,785
                                                                           ----------
                                                                            2,583,250
                                                                           ----------
                SINGAPORE: 2.7%
     595,000    Cerebos Pacific, Ltd. .................................       774,794
     311,000    Keppel Fels, Ltd.  ....................................       929,605
   1,085,600    Want Want Holdings ....................................       803,344
     217,120    Want Want Holdings "A"   ..............................       143,299
                                                                           ----------
                                                                            2,651,042
                                                                           ----------
                SOUTH AFRICA: 2.4%
      38,000    Liberty Life Association of Africa, Ltd.   ............       745,804
      85,300    Liberty Life Association of Africa, Ltd.   ............     1,663,756
                                                                           ----------
                                                                            2,409,560
                                                                           ----------
                SOUTH KOREA: 0.3%
      25,090    Suheung Capsule .......................................       305,173
                                                                           ----------
                THAILAND: 1.2%
   1,378,800    Advance Agro Public Company, Ltd.2   ..................     1,189,744
                                                                           ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


 Number of
 Shares or
 Principal                                                                              Value
   Amount                                     Security                                (Note 1)
-------------------------------------------------------------------------------------------------
                  TURKEY: 5.0%
    40,527,793    Akbank T.A.S.   ................................................    $ 1,296,889
    22,778,000    Arcelik A.S. ...................................................      1,070,566
     5,533,000    Eregli Demir Ve Celik Fabrikalari T.A.S.   .....................        863,148
     6,519,261    Petrol Ofisi A.S.  .............................................      1,688,489
                                                                                      -----------
                                                                                        4,919,092
                                                                                      -----------
                  TOTAL COMMON STOCKS (cost $113,785,717) ........................     85,310,223
                                                                                      -----------
                  SHORT-TERM INVESTMENTS: 4.0%
                  U.S. GOVERNMENT AGENCY OBLIGATION
 $   4,000,000    Federal Home Loan Mortgage, 5.40%, due 07/01/98
                    (cost $4,000,000)  ...........................................      4,000,000
                                                                                      -----------
                  U.S. GOVERNMENT OBLIGATION: 7.5%
    37,000,000    U.S. Strip Bond, 0.00%, due 02/15/2027 (cost $6,922,640)  ......      7,488,430
                                                                                      -----------
                  TOTAL INVESTMENTS: 97.3% (cost $124,708,357\^)   ...............     96,798,653
                  Other assets in excess of liabilities: 2.7%   ..................      2,627,785
                                                                                      -----------
                  TOTAL NET ASSETS: 100.0% (equivalent to $8.60 per share on
                    11,559,910 shares outstanding) ...............................    $99,426,438
                                                                                      ===========

1 Restricted Security (Note 6).
2 Non-income producing securities.
ADR-American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $124,731,903.

At June 30, 1998, the composition of the Fund's net assets by industry concentration was as follows:




Banking  ...........................  15.9%
Capital Equipment ..................   1.6
Construction and Housing   .........   2.5
Consumer (Durables)  ...............   1.1
Consumer (Non-Durables) ............   9.3
Electrical and Electronics .........   1.0
Energy Sources .....................   5.2
Financial Services   ...............   3.4
Health and Personal Care   .........   4.0
Materials   ........................  11.3
Merchandising  .....................   1.3
Multi-Industry .....................   3.1
Oil and Gas Holding Companies ......   1.1
Real Estate ........................   1.8
Services ...........................   3.0
Telecommunications   ...............  16.1
Trade ..............................   1.6
Transportation .....................   0.5
U.S. Government Obligations   ......  11.5
Utilities   ........................   2.0
Other Assets   .....................   2.7
                                     -----
Total Net Assets  .................. 100.0%
                                     =====

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)



ASSETS
Investments, at value (cost $124,708,357) (Note 1) ..............................   $96,798,653
Cash  ...........................................................................       612,565
Receivable for investment securities sold .......................................        37,632
Receivable for shares sold ......................................................     2,250,559
Dividends and interest receivable   .............................................       254,986
Foreign taxes recoverable  ......................................................         7,444
Unrealized gain on open forward contracts (Note 7) ..............................       314,066
                                                                                    -----------
      Total Assets   ............................................................   100,275,905
                                                                                    -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2)   ..............................        84,290
Payable for investment securities purchased  ....................................       104,669
Payable for shares redeemed   ...................................................       291,884
Accrued expenses  ...............................................................       368,624
                                                                                    -----------
      Total Liabilities .........................................................       849,467
                                                                                    -----------
NET ASSETS (equivalent to $8.60 per share on
 11,559,910 shares outstanding) (Note 3)  .......................................   $99,426,438
                                                                                    ===========
NET ASSETS consist of:
Capital stock-authorized 100,000,000 shares,
 $1.00 par value per share ......................................................   $11,559,910
Additional paid-in capital ......................................................   134,739,084
Undistributed net investment income .............................................     1,043,089
Accumulated net realized loss on investments and foreign currency transactions      (20,303,834)
Net unrealized depreciation of investments and foreign currency transactions  ...   (27,611,811)
                                                                                    -----------
      Total Net Assets  .........................................................   $99,426,438
                                                                                    ===========



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)


Investment Income
Dividends   ............................................................    $   1,777,975
Interest ...............................................................          437,043
                                                                            -------------
                                                                                2,215,018
Less: foreign tax expense  .............................................           92,542
                                                                            -------------
   Total investment income .............................................                      $  2,122,476
EXPENSES
   Investment advisory fee (Note 2) ....................................          603,770
   Transfer agent and shareholder servicing expenses (Note 2)  .........          213,429
   Custodian expenses   ................................................          159,010
   Accounting expenses (Note 2)  .......................................           70,130
   Printing and mailing expenses .......................................           26,704
   Professional fees ...................................................           28,146
   Registration fees ...................................................           18,279
   Directors' fees and expenses  .......................................            8,783
   Computer processing fees   ..........................................            9,955
   Other expenses ......................................................           43,052
                                                                            -------------
     Total expenses  ...................................................                         1,181,258
                                                                                              ------------
       Net investment income  ..........................................                           941,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on:
     Investments  ......................................................      (11,827,245)
     Foreign currency transactions  ....................................         (239,391)
                                                                            -------------
       Net realized loss   .............................................                       (12,066,636)
   Net change in unrealized appreciation (depreciation) on:
     Investments  ......................................................       (8,197,445)
     Foreign currency translations of other assets and liabilities .....          314,066
                                                                            -------------
       Net change in unrealized appreciation ...........................                        (7,883,379)
                                                                                              ------------
       Net realized and unrealized loss   ..............................                       (19,950,015)
                                                                                              ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   .....................                      $(19,008,797)
                                                                                              ============



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                                    Six months
                                                                      ended
                                                                     June 30,          Year ended
                                                                       1998            December 31,
                                                                    (unaudited)           1997
                                                                   ------------       -------------
Net investment income ..........................................   $   941,218        $     222,797
Net realized gain (loss) on investment and foreign currency
 transactions   ................................................   (12,066,636)          19,032,982
Net change in unrealized depreciation on investments
 and foreign currency translations   ...........................    (7,883,379)         (29,295,263)
                                                                   -----------        -------------
   Decrease in net assets resulting from operations ............   (19,008,797)         (10,039,484)
Decrease from capital share transactions (Note 3)   ............   (19,250,501)        (106,947,586)
                                                                   -----------        -------------
   Net decrease in net assets  .................................   (38,259,298)        (116,987,070)
NET ASSETS:
 Beginning of period  ..........................................   137,685,736          254,672,806
                                                                   -----------        -------------
 End of period (including undistributed net investment income of
  $1,043,089 and $101,871, 1998 and 1997, respectively)   ......   $99,426,438        $ 137,685,736
                                                                   ===========        =============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund, (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1998.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED)

The  Fund  reimburses  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $149,749 which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

     Transactions in capital stock were as follows:

                                   Six months ended
                                    June 30, 1998                           Year ended
                                     (unaudited)                        December 31, 1997
                            ------------------------------       --------------------------------
                              Shares             Amount             Shares             Amount
                            ----------       -------------       -----------       --------------
Shares sold   .........      2,627,018       $  25,534,988        11,625,469       $  143,114,566
Shares redeemed  ......     (4,594,517)        (44,785,489)      (20,259,295)        (250,062,152)
                            ----------       -------------       -----------       --------------
 Net decrease .........     (1,967,499)      $ (19,250,501)       (8,633,826)      $ (106,947,586)
                            ----------       -------------       -----------       --------------

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities, were $50,646,952 and $66,294,014, respectively.

At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $7,276,106 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $35,209,356.

5. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6. RESTRICTED SECURITY

The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                      Acquisition                Average Cost      Market      Percent of
Security                                 Date         Shares      Per Share        Value       Net Assets
--------                             -------------   --------   --------------   ----------   -----------
Videsh Sanchar Nigam, Ltd.  ......   4/11/97         81,900     $18.98           $876,330     0.88%

Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

7. FORWARD FOREIGN EXCHANGE CONTRACT
At June 30, 1998, the Fund was committed to sell foreign currencies under the following forward foreign exchange contract:

                                               Contract           Contract                        Unrealized
                            Settlement          Amount             Amount                           gain at
Contract                       Date        (local currency)     (U.S. Dollar)       Value        June 30, 1998
--------                   ------------   ------------------   ---------------   ------------   --------------
Malaysian Ringgit  ......   8/19/98         22,827,350.12         $5,742,170      $5,428,104       $314,066

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                 Six months
                                                   ended                         Year ended December 31,
                                                  June 30,     ----------------------------------------------------
                                                   1998
                                                (unaudited)      1997           1996         1995         1994
                                                -----------   ---------      ----------   ---------    ---------
Net asset value, beginning of period  .........  $ 10.18       $   11.49     $    10.70   $   11.47    $   13.96
                                                 -------       ---------     ----------   ---------    ---------
Income (loss) from investment operations:
 Net investment income (loss)   ...............     0.09            0.01             --        0.08        (0.01)
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions   ..............................    (1.67)          (1.32)          0.79       (0.76)       (1.92)
                                                 -------       ---------     ----------   ---------    ---------
Total income (loss) from investment
  operations  .................................    (1.58)          (1.31)          0.79       (0.68)       (1.93)
                                                 -------       ---------     ----------   ---------    ---------
Less distributions:
 Distributions from net investment income   ...       --              --             --       (0.08)          --
 Distributions in excess of net investment
  income (temporary book-tax difference) ......       --              --             --       (0.01)          --
 Distributions from net realized gains.  ......       --              --             --          --        (0.47)
 Distributions in excess of net realized
  gains (temporary book-tax difference)  ......       --              --             --          --        (0.09)
                                                 -------       ---------     ----------   ---------    ---------
 Total distributions   ........................       --              --             --       (0.09)       (0.56)
                                                 -------       ---------     ----------   ---------    ---------
Net asset value, end of period. ...............  $  8.60       $   10.18     $    11.49   $   10.70    $   11.47
                                                 =======       =========     ==========   =========    =========
Total return. ................................. (28.83)%*      ( 11.40)%          7.38%   (  5.93)%     (13.81)%
Ratio to average net assets:
 Expenses  ....................................    1.96%*          1.82%          1.76%       1.88%        1.65%
 Net investment income (loss).  ...............    1.56%*          0.09%      (  0.01)%       0.70%      (0.06)%
Portfolio turnover rate.  .....................   89.83%*        112.05%         86.26%      92.85%       79.56%
Average commission paid on equity security
  transactions** ..............................       --             -             -            -            -
Net assets at end of period (000's omitted).     $99,426       $ 137,686     $  254,673   $ 265,544    $ 288,581

-------------
*  Annualized.
** The average commission paid on equity security transactions for the six months ended June 30, 1998 and the years ended December 1997 and 1996 are less than $.005 per share of securities purchased and sold. In accordance with recent SEC disclosure guidelines, average commissions are calculated beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON
WORLDWIDE EMERGING MARKETS FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



         ------------------------------------------------

            ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:
            TRANSFER AGENT
            ---------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, Missouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052

         ------------------------------------------------





--------------------------------------------------------------------------------
 (800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------

This  report  has been  prepared  for the  information  of the  shareholders  of
Lexington Worldwide Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                                 ---------------
                                    LEXINGTON
                                 ---------------

                                    [GRAPHIC]
                                    LEXINGTON
                                    WORLDWIDE
                                    EMERGING
                                     MARKET
                                   FUND, INC.

                                  ---------------

                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.

                                  ---------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies